Exhibit 99.1

GOWell Technology Limited and Inflection Point Acquisition Corp. V Announce Closing of Business Combination

Combined company named “GOWell Energy Technology” and will trade on the NASDAQ under the ticker symbol “GOW”

SINGAPORE and NEW YORK, Sept. 25, 2026 – GOWell Technology Limited (“GOWell” or the “Company”), a global one-stop-shop for innovative well logging solutions in the energy sector, today announced that it has completed its business combination with Inflection Point Acquisition Corp. V (NASDAQ: IPEX) (“Inflection Point”), a special purpose acquisition company (the “Business Combination”). The Business Combination was approved by Inflection Point shareholders in a special meeting held on September 3, 2026 and formally closed on September 25, 2026.

The new combined company will operate as “GOWell Energy Technology” (“GOWell Energy”). On September 28, 2026, GOWell Energy’s ordinary shares will begin trading on the NASDAQ under the ticker symbol “GOW”.

Concurrently with the closing of the Business Combination, GOWell completed the previously announced Closing PIPE investment, pursuant to which the investor purchased approximately $50 million of preferred shares and warrants of GOWell Energy. Together with the approximately $20 million private placement funded at the signing of the Business Combination Agreement in October 2025, the PIPE investments provided GOWell Energy with $70 million of gross proceeds, before deducting transaction fees and expenses, to support GOWell Energy’s growth initiatives and working capital.

Guillaume Borrel, GOWell’s CEO, commented: “The completion of our business combination caps 19 years of building GOWell into a wireline solutions developer and provider that service companies and operators can depend on downhole. Going public on NASDAQ gives us access to capital and the visibility to scale our sensing platform. GOWell’s technologies are mission critical to safely and efficiently securing energy sources, enabling us to deliver solutions faster to both traditional and energy transition markets in this time of increased energy volatility.”

Michael Blitzer, Chairman and CEO of Inflection Point, added: “For nearly two decades, GOWell has developed technologically advanced equipment, software and data analytics that have helped the world’s leading oilfield services companies address increasingly complex challenges. This has led to a resilient, cash-generative business with a track record of growth and margin expansion through industry cycles. As a public company, GOWell’s experienced executive team is poised to accelerate growth and consolidate its leading position in a fragmented industry.”

Advisors

Haitong International Securities (USA) Inc. acted as financial and capital markets advisor to GOWell. Cantor Fitzgerald & Co. and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, served as lead financial and capital markets advisors to Inflection Point. White & Case LLP served as legal counsel to Inflection Point, and Hunter Taubman Fischer & Li LLC served as legal counsel to GOWell. Conyers Dill & Pearman served as Cayman Islands counsel to Inflection Point and Ogier (Cayman) LLP served as Cayman Islands counsel to GOWell. Gateway Group served as investor relations and public relations advisor for the transaction.

About GOWell Technology Limited

GOWell Technology Limited is an international company that provides a wide range of innovative well logging technologies and distributed sensing solutions for energy companies globally. The Company maintains a multi-disciplinary research and development team with a robust patent portfolio of technology aimed to solve complex industry challenges. GOWell’s solutions can be applied to a wide range of wells from traditional energy to energy transition. The Company has a global, diverse customer base with long-term relationships with the key major oil service companies and operators in the energy sector. Headquartered in Singapore, GOWell has a global manufacturing and procurement network, with regional hubs in the United States and UAE in addition to regional operations in more than 50 countries.

For more information about GOWell Technology Limited, visit www.gowell.energy.

About Inflection Point Acquisition Corp. V

Inflection Point Acquisition Corp. V (NASDAQ: IPEX) was a blank check company incorporated on May 31, 2024 in the Cayman Islands as an exempted company, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Forward Looking Statements

This press release includes or may include “forward-looking statements” regarding, among other things, the plans, strategies and prospects, both business and financial, of Inflection Point, GOWell Energy and GOWell. These statements are based on the beliefs and assumptions of the management of Inflection Point, GOWell Energy and GOWell. Although the parties believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, none of Inflection Point, GOWell Energy or GOWell can assure you that they will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “predicts,” “projects,” “forecasts,” “may,” “might,” “will,” “could,” “should,” “would,” “seeks,” “plans,” “scheduled,” “possible,” “continue,” “potential,” “anticipates” or “intends” or similar expressions; provided that the absence of these does not means that a statement is not forward-looking. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur, and our actual results could differ materially from those anticipated in these forward-looking statements.

Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include: general economic, political and business conditions; the outcome of any legal proceedings that may be instituted against the parties; the anticipated capitalization and enterprise value of GOWell Energy following the consummation of the Business Combination; the ability of GOWell Energy to issue equity, equity-linked or other securities in the future; failure to realize the anticipated benefits of the Business Combination; the risks related to the rollout of GOWell’s business and the timing of expected business milestones; the ability of GOWell Energy to execute its growth strategy, manage growth profitably and retain its key employees; the ability of GOWell Energy to obtain or maintain the listing of its securities on the NASDAQ Stock Market LLC following the Business Combination; and other risks and uncertainties indicated in the Proxy Statement/Prospectus and in GOWell Energy’s subsequent filings with the Securities and Exchange Commission. Undue reliance should not be placed upon the forward-looking statements.

These forward-looking statements are made only as of the date of this press release. Neither Inflection Point, GOWell Energy, nor any of their respective affiliates undertake any obligation to publicly update or revise any forward-looking statement contained in this press release, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Investor Relations Contact:

Gateway Group
Georg Venturatos, Patrick Hall
949-574-3860
GOWell@gateway-grp.com

Media Relations Contact:

Gateway Group
Zach Kadletz, Ryan Deloney
949-574-3860
GOWell@gateway-grp.com

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